UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 1, 2016

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

GulfMark Offshore, Inc. (the “Company”) is filing this Current Report on Form 8-K to amend Exhibit 23.1 (the “Original Exhibit 23.1”) to its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed on February 29, 2016 (the “Form 10-K”), pursuant to which the Company’s independent registered public accounting firm, KPMG LLP, consented to the use of their reports dated February 29, 2016 that are included in the Form 10-K. The Original Exhibit 23.1 omitted reference to certain registration statement numbers with respect to the Company’s registration statements on Form S-3 and on Form S-8. The revised consent attached hereto as Exhibit 23.1 (the “Revised Exhibit 23.1”) supersedes and replaces the Original Exhibit 23.1. The Revised Exhibit 23.1 does not change any previously reported financial results of operations contained in the Form 10-K.

Item 9.01      Financial Statements and Exhibits

(d)       Exhibits.

Exhibit number      Description

23.1                         Consent of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2016	GULFMARK OFFSHORE, INC.

	By:	/s/ James M. Mitchell
James M. Mitchell
Executive Vice President & Chief Financial Officer

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